                                                           Exhibit 99.B(K)(x)(a)

[ING FUNDS LOGO]


April 11, 2005


Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

     Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING GET U.S. Core Portfolio - Series 10, ING GET U.S. Core Portfolio - Series 11 and ING GET U.S. Core Portfolio - Series 12, three newly established series of ING Variable Insurance Trust (the "Portfolios"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Portfolios to the AMENDED AND RESTATED EXHIBIT A of the Agreement.

     The AMENDED AND RESTATED EXHIBIT A has also been updated to reflect name changes for ING Capital Guardian Large Cap Value Portfolio to ING Capital Guardian U.S. Equities Portfolio, ING Hard Assets Portfolio to ING Global Resources Portfolio, ING VP Worldwide Growth Portfolio to ING VP Global Equity Dividend Portfolio, ING Goals4Life 2015 Portfolio to ING Solution 2015 Portfolio, ING Goals4Life 2025 Portfolio to ING Solution 2025 Portfolio, ING Goals4Life 2035 Portfolio to ING Solution 2035 Portfolio, ING Goals4Life 2045 Portfolio to ING Solution 2045 Portfolio, and ING Goals4Life Income Portfolio to ING Solution Income Portfolio and the removal of ING Money Market Fund and ING Lexington Money Market Trust as these funds recently merged into ING Classic Money Market Fund.

     Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Portfolios by signing below.


                                              Very sincerely,


                                              /s/ Michael J. Roland
                                              Michael J. Roland
                                              Executive Vice President
                                              ING Variable Insurance Trust


ACCEPTED AND AGREED TO:
DST Systems, Inc.

By:    /s/ Nick Horvath
       ------------------------------------------
Name:  Nick Horvath
       ------------------------------------------
Title: Director of Operations, Duly Authorized
       ---------------------------------------

7337 E. Doubletree Ranch Rd.   Tel: 480-477-3000    ING Variable Insurance Trust
Scottsdale, AZ 85258-2034      Fax: 480-477-2700
                               www.ingfunds.com

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                         AMENDED AND RESTATED EXHIBIT A

                               WITH RESPECT TO THE

                                AGENCY AGREEMENT

                                     BETWEEN

                                    THE FUNDS

                                       AND

                                DST SYSTEMS, INC.

                                                                TYPE OF        STATE OF         TAXPAYER
TAXPAYER/FUND NAME                                           ORGANIZATION    ORGANIZATION       I.D. NO.
------------------                                           ------------    ------------       --------
ING CORPORATE LEADERS TRUST FUND                           Trust             New York          13-6061925

ING EQUITY TRUST                                           Business Trust    Massachusetts         N/A
   ING Convertible Fund                                                                        33-0552461
   ING Disciplined LargeCap Fund                                                               06-1533751
   ING Equity and Bond Fund                                                                    33-0552418
   ING Financial Services Fund                                                                 95-4020286
   ING LargeCap Growth Fund                                                                    33-0733557
   ING LargeCap Value Fund                                                                     20-0437128
   ING MidCap Opportunities Fund                                                               06-1522344
   ING MidCap Value Choice Fund                                                                20-2024800
   ING MidCap Value Fund                                                                       86-1048451
   ING Principal Protection Fund                                                               86-1033467
   ING Principal Protection Fund II                                                            86-1039030
   ING Principal Protection Fund III                                                           86-1049217
   ING Principal Protection Fund IV                                                            82-0540557
   ING Principal Protection Fund V                                                             27-0019774
   ING Principal Protection Fund VI                                                            48-1284684
   ING Principal Protection Fund VII                                                           72-1553495
   ING Principal Protection Fund VIII                                                          47-0919259
   ING Principal Protection Fund IX                                                            20-0453800
   ING Principal Protection Fund X                                                             20-0584080
   ING Principal Protection Fund XI                                                            20-0639761
   ING Principal Protection Fund XII                                                           20-1420367
   ING Principal Protection Fund XIII                                                          20-1420401
   ING Principal Protection Fund XIV                                                           20-1420432
   ING Real Estate Fund                                                                        43-1969240
   ING SmallCap Opportunities Fund                                                             04-2886856
   ING SmallCap Value Choice Fund                                                              20-2024826
   ING SmallCap Value Fund                                                                     86-1048453

ING FUNDS TRUST                                            Statutory Trust   Delaware             N/A
   ING Classic Money Market Fund                                                               23-2978935

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
                                                                TYPE OF        STATE OF         TAXPAYER
TAXPAYER/FUND NAME                                           ORGANIZATION    ORGANIZATION       I.D. NO.
------------------                                           ------------    ------------       --------
ING FUNDS TRUST (CONT.)
   ING GNMA Income Fund                                                                        22-2013958
   ING High Yield Bond Fund                                                                    23-2978938
   ING Intermediate Bond Fund                                                                  52-2125227
   ING National Tax-Exempt Bond Fund                                                           23-2978941

ING INVESTMENT FUNDS, INC.                                 Corporation       Maryland             N/A
   ING MagnaCap Fund                                                                           22-1891924

ING INVESTORS TRUST                                        Business Trust    Massachusetts        N/A
   ING AIM Mid Cap Growth Portfolio                                                            13-3851354
   ING Alliance Mid Cap Growth Portfolio                                                       51-0380290
   ING American Funds Growth Portfolio                                                         55-0839555
   ING American Funds Growth-Income Portfolio                                                  55-0839542
   ING American Funds International Portfolio                                                  55-0839952
   ING Capital Guardian Managed Global Portfolio                                               51-0377646
   ING Capital Guardian Small/Mid Cap Portfolio                                                13-3869101
   ING Capital Guardian U.S. Equities Portfolio                                                23-3027332
   ING Eagle Asset Capital Appreciation Portfolio                                              13-3793993
   ING Evergreen Health Sciences Portfolio                                                     20-0573913
   ING Evergreen Omega Portfolio                                                               20-0573935
   ING FMR(SM) Diversified Mid Cap Portfolio                                                   25-6725709
   ING FMR(SM) Earnings Growth Portfolio                                                       20-1794099
   ING Global Resources Portfolio                                                              95-6895627
   ING Goldman Sachs Tollkeeper(SM) Portfolio                                                  23-3074142
   ING International Portfolio                                                                 23-3074140
   ING Janus Contrarian Portfolio                                                              23-3054937
   ING Jennison Equity Opportunities Portfolio                                                 13-6990661
   ING JPMorgan Emerging Markets Equity Portfolio                                              52-2059121
   ING JPMorgan Small Cap Equity Portfolio                                                     02-0558352
   ING JPMorgan Value Opportunities Portfolio                                                  20-1794128
   ING Julius Baer Foreign Portfolio                                                           02-0558388
   ING Legg Mason Value Portfolio                                                              23-3054962
   ING LifeStyle Aggressive Growth Portfolio                                                   20-0573999
   ING LifeStyle Growth Portfolio                                                              20-0573986
   ING LifeStyle Moderate Growth Portfolio                                                     20-0573968
   ING LifeStyle Moderate Portfolio                                                            20-0573946
   ING Limited Maturity Bond Portfolio                                                         95-6895624
   ING Liquid Assets Portfolio                                                                 95-6891032
   ING Marsico Growth Portfolio                                                                51-0380299
   ING Marsico International Opportunities Portfolio                                           20-1794156
   ING Mercury Focus Value Portfolio                                                           02-0558367
   ING Mercury Large Cap Growth Portfolio                                                      02-0558346

                                                                TYPE OF        STATE OF         TAXPAYER
TAXPAYER/FUND NAME                                           ORGANIZATION    ORGANIZATION       I.D. NO.
------------------                                           ------------    ------------       --------
ING INVESTORS TRUST (CONT.)
   ING MFS Mid Cap Growth Portfolio                                                            51-0380288
   ING MFS Total Return Portfolio                                                              51-0380289
   ING MFS Utilities Portfolio                                                                 20-2455961
   ING Oppenheimer Main Street Portfolio(R)                                                    51-0380300
   ING PIMCO Core Bond Portfolio                                                               51-0380301
   ING PIMCO High Yield Portfolio                                                              02-0558398
   ING Pioneer Fund Portfolio                                                                  20-1487161
   ING Pioneer Mid Cap Value Portfolio                                                         20-1487187
   ING Salomon Brothers All Cap Portfolio                                                      23-0326348
   ING Salomon Brothers Investors Portfolio                                                    23-3027331
   ING Stock Index Portfolio                                                                   55-0839540
   ING T. Rowe Price Capital Appreciation Portfolio                                            95-6895626
   ING T. Rowe Price Equity Income Portfolio                                                   95-6895630
   ING UBS U.S. Allocation Portfolio                                                           23-3054961
   ING Van Kampen Equity Growth Portfolio                                                      02-0558376
   ING Van Kampen Global Franchise Portfolio                                                   02-0558382
   ING Van Kampen Growth and Income Portfolio                                                  13-3729210
   ING Van Kampen Real Estate Portfolio                                                        95-6895628

ING MAYFLOWER TRUST                                        Business Trust    Massachusetts        N/A
   ING International Value Fund                                                                06-1472910

ING MUTUAL FUNDS                                           Statutory Trust   Delaware             N/A
   ING Emerging Countries Fund                                                                 33-0635177
   ING Foreign Fund                                                                            72-1563685
   ING Global Equity Dividend Fund                                                             55-0839557
   ING Global Real Estate Fund                                                                 86-1028620
   ING Global Value Choice Fund                                                                33-0552475
   ING International Fund                                                                      22-3278095
   ING International Value Choice Fund                                                         20-2024764
   ING International SmallCap Fund                                                             33-0591838
   ING Precious Metals Fund                                                                    13-2855309
   ING Russia Fund                                                                             22-3430284

ING PARTNERS, INC.                                         Corporation       Maryland             N/A
   ING American Century Large Company Value Portfolio                                          52-2354157
   ING American Century Select Portfolio                                                       52-2354143
   ING American Century Small Cap Value Portfolio                                              45-0467862
   ING Baron Small Cap Growth Portfolio                                                        75-3023525
   ING Fidelity(R) VIP Contrafund(R) Portfolio                                                 20-1351800
   ING Fidelity(R) VIP Equity Income Portfolio                                                 20-1352142

                                                                TYPE OF        STATE OF         TAXPAYER
TAXPAYER/FUND NAME                                           ORGANIZATION    ORGANIZATION       I.D. NO.
------------------                                           ------------    ------------       --------
ING PARTNERS, INC. (CONT.)
  ING Fidelity(R) VIP Growth Portfolio                                                         20-1352125
  ING Fidelity(R) VIP Mid Cap Portfolio                                                        20-1352148
  ING Fundamental Research Portfolio                                                           52-2354152
  ING Goldman Sachs(R) Capital Growth Portfolio                                                52-2354149
  ING Goldman Sachs(R) Core Equity Portfolio                                                   51-0457737
  ING JPMorgan Fleming International Portfolio                                                 06-1496079
  ING JPMorgan Mid Cap Value Portfolio                                                         75-3023510
  ING MFS Capital Opportunities Portfolio                                                      06-1496058
  ING OpCap Balanced Value Portfolio                                                           52-2354147
  ING Oppenheimer Global Portfolio                                                             75-3023503
  ING Oppenheimer Strategic Income Portfolio                                                   20-1544721
  ING PIMCO Total Return Portfolio                                                             75-3023517
  ING Salomon Brothers Aggressive Growth Portfolio                                             06-1496052
  ING Salomon Brothers Fundamental Value Portfolio                                             52-2354160
  ING Salomon Brothers Large Cap Growth Portfolio                                              51-0457738
  ING Solution 2015 Portfolio                                                                  20-2456044
  ING Solution 2025 Portfolio                                                                  47-0951928
  ING Solution 2035 Portfolio                                                                  20-2456104
  ING Solution 2045 Portfolio                                                                  20-2456138
  ING Solution Income Portfolio                                                                20-2456008
  ING T. Rowe Price Diversified Mid Cap Growth Portfolio                                       52-2354156
  ING T. Rowe Price Growth Equity Portfolio                                                    06-1496081
  ING UBS U.S. Large Cap Equity Portfolio                                                      06-1496055
  ING Van Kampen Comstock Portfolio                                                            75-3023521
  ING Van Kampen Equity and Income Portfolio                                                   52-2354153

ING PRIME RATE TRUST                                       Business Trust    Massachusetts     95-6874587

ING SENIOR INCOME FUND                                     Statutory Trust   Delaware          86-1011668

ING VARIABLE INSURANCE TRUST                               Statutory Trust   Delaware              N/A
   ING GET U.S. Core Portfolio - Series 1                                                      43-2007006
   ING GET U.S. Core Portfolio - Series 2                                                      41-2107140
   ING GET U.S. Core Portfolio - Series 3                                                      32-0090501
   ING GET U.S. Core Portfolio - Series 4                                                      32-0090502
   ING GET U.S. Core Portfolio - Series 5                                                      32-0090504
   ING GET U.S. Core Portfolio - Series 6                                                      32-0090505
   ING GET U.S. Core Portfolio - Series 7                                                      83-0403223
   ING GET U.S. Core Portfolio - Series 8                                                      20-1420513
   ING GET U.S. Core Portfolio - Series 9                                                      20-1420578

                                                                TYPE OF        STATE OF         TAXPAYER
TAXPAYER/FUND NAME                                           ORGANIZATION    ORGANIZATION       I.D. NO.
------------------                                           ------------    ------------       --------
ING VARIABLE INSURANCE TRUST (CONT.)
   ING GET U.S. Core Portfolio - Series 10                                                         TBD
   ING GET U.S. Core Portfolio - Series 11                                                         TBD
   ING GET U.S. Core Portfolio - Series 12                                                         TBD
   ING GET U.S. Opportunity Portfolio - Series 1                                               43-2007032
   ING GET U.S. Opportunity Portfolio - Series 2                                                   TBD
   ING VP Global Equity Dividend Portfolio                                                     25-6705433

ING VARIABLE PRODUCTS TRUST                                Business Trust    Massachusetts         N/A
   ING VP Convertible Portfolio                                                                86-1028318
   ING VP Disciplined LargeCap Fund                                                            06-6397003
   ING VP Financial Services Portfolio                                                         86-1028316
   ING VP High Yield Bond Portfolio                                                            06-6396995
   ING VP International Value Portfolio                                                        06-6453493
   ING VP LargeCap Growth Portfolio                                                            86-1028309
   ING VP MagnaCap Portfolio                                                                   06-6493762
   ING VP MidCap Opportunities Portfolio                                                       06-6493760
   ING VP Real Estate Portfolio                                                                20-0453833
   ING VP SmallCap Opportunities Portfolio                                                     06-6397002

ING VP EMERGING MARKETS FUND, INC.                         Corporation       Maryland          06-1287459

ING VP NATURAL RESOURCES TRUST                             Business Trust    Massachusetts     22-2932678

USLICO SERIES FUND                                         Business Trust    Massachusetts        N/A
   The Asset Allocation Portfolio                                                              54-1499147
   The Bond Portfolio                                                                          54-1499901
   The Money Market Portfolio                                                                  54-1499149
   The Stock Portfolio                                                                         54-1499398


Last Approved: March 30, 2005

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